  FORM 8-K Cover Page
  Items Reported
  Signatures
  Exhibit Index

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 23, 2008

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13578 (Commission File Number)	33-0633413 (IRS Employer Identification Number)

3501 Jamboree Road Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)

Registrant’s telephone number, including area code:   (949) 854-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2008, upon the recommendation of the Compensation Committee, the Board of Directors of Downey Financial Corp. (the “Company”) approved a Discretionary Incentive Plan (the “Plan”) for certain executive officers of the Company for performance during 2008. The Chief Executive Officer, President and Chief Operating Officer of the Company are not eligible to participate under the Plan. The Plan provides for a pool of funds to be set aside for certain discretionary incentive payments, if any, to its participants after the end of 2008 for performance during 2008. The information set forth in Exhibit 10.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

(d) 10.1  Discretionary Incentive Plan for 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP. (Registrant)

Date: January 29, 2008	By /s/ Jon A. MacDonald Jon A. MacDonald Corporate Secretary

EXHIBIT NUMBER	DESCRIPTION
10.1	Discretionary Incentive Plan for 2008